UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 26, 2026

JFB CONSTRUCTION HOLDINGS

(Exact name of registrant as specified in its charter)

Nevada	001-42538	99-2549040
(State or other jurisdiction	(Commission	(I. R. S. Employer
of incorporation)	File Number)	Identification No.)

1300 S. Dixie Highway, Suite B

Lantana, FL 33462

(Address of principal executive offices, including zip code)

561-582-9840

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value	JFB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously reported, on January 16, 2026, JFB Construction Holdings (the “Company”), upon recommendation of the Compensation Committee and approval of the board of directors (the “Board”), issued an aggregate of 468,000 shares of the Company’s common stock, par value $0.0001 (the “Common Stock”) to certain officers, independent directors and employees of the Company for services provided during the 2025 fiscal year, pursuant to the JFB Construction Holdings 2024 Equity Incentive Plan (the “Plan”), as follows: (i) 300,000 shares to Joseph F. Basile III, Chairman and Chief Executive Officer (the “Basile Shares”); (ii) 100,000 shares to Ruben Calderon, Chief Financial Officer (the “Calderon Shares”); (iii) 3,500 to Bill Dyer, Chief Operating Officer; (iv) 10,000 each to the other six Directors (60,000 total); and (v) the remaining 4,500 to five additional employees. On January 26, 2026, the Board determined that the Basile Shares and the Calderon Shares were erroneously issued and such shareholders have agreed to the cancellation of such shares, which will result in the return of 400,000 shares of Common Stock to the Company.

As previously reported, on January 16, 2026, the Board approved the issuance of an aggregate of 1,000,000 options (the “Options”) to Mr. Basile, to purchase shares of the Company’s Common Stock at an exercise price at least equal to the fair market value of one share of the Company’s Common Stock as of date of grant, pursuant to an option agreement (the “Option Agreement”). On January 26, 2026, the Board determined that the Options were erroneously issued and the Company and Mr. Basile have agreed to the cancellation of the Option Agreement. No Options have vested or been issued as of the date hereof.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JFB CONSTRUCTION HOLDINGS

Date: January 26, 2026	By:	/s/ Joseph F. Basile, III
Joseph F. Basile, III
Chief Executive Officer